UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2004

MS Structured Asset Corp. (Issuer in Respect of Saturns Trust No. 2003-1 CBT)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Saturns Trust No. 2003-1 CBT, which was made on January 26, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to the Trust Agreement for the distribution on January 26, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

Date: January 27, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
					STATEMENT DATE:	26-JAN-04
		CORPORATE BOND TRACERS UNITS			PAYMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST

135 S. LASALLE STREET, SUITE 1625
CHICAGO, IL 60603
USA

			PRIOR PAYMENT:	26-DEC-03
			NEXT PAYMENT:	25-FEB-04
			RECORD DATE:	23-JAN-04

ABN AMRO ACCT: 679330506
	ADMINISTRATOR:	REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY 312.904.9387			DINSMORE SOHN 714.238.6758
	ANDY.STREEPEY@ABNAMRO.COM			DINSMORE.SOHN@ABNAMRO.COM

PAGE(S)
	ISSUE ID:	SAT31CBT			CLOSING DATE:	25-SEP-03
			STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
			CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	27-OCT-03
	MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	RATED FINAL PAYMENT: DATE:	25-JUL-13
		SAT31CBT_200401_3.ZIP	OTHER RELATED INFORMATION	PAGE 5-6
			OTHER RELATED INFORMATION	PAGE 7
			OTHER RELATED INFORMATION	PAGE 8
			RATING INFORMATION	PAGE 9
			REALIZED LOSS DETAIL	PAGE 10

PARTIES TO THE TRANSACTION
DEPOSITOR: MS STRUCTURED ASSET CORP
UNDERWRITER: MORGAN STANLEY & CO. INCORPORATED
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LASALLE WEB SITE	WWW.ETRUSTEE.NET

LASALLE FACTOR LINE	800.246.5761

	22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.					PAGE 1 OF 10

	STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

	CORPORATE BOND TRACERS UNITS							STATEMENT DATE:	26-JAN-04

	CBT SERIES 2003-1 UNITS TRUST							PAYMENT DATE:	26-JAN-04

WAC:	7.836000%							PRIOR PAYMENT:	26-DEC-03
								NEXT PAYMENT:	25-FEB-04
WAMM:	21
								RECORD DATE:	23-JAN-04
	GRANTOR TRUST
	ABN AMRO ACCT: 679330506

	ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNITS	25,000,000.00	25,000,000.00	0.00	0.00	0.00	25,000,000.00	108,750.00	0.00	5.22000000%
12496DAA5		1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	4.350000000	0.000000000	5.220000000%

TOTAL	25,000,000.00	25,000,000.00	0.00	0.00	0.00	25,000,000.00	108,750.00	0.00

						TOTAL P&I PAYMENT	108,750.00

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.								PAGE 2 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CORPORATE BOND TRACERS UNITS	STATEMENT DATE:	26-JAN-04
PAYMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST	PRIOR PAYMENT:	26-DEC-03
NEXT PAYMENT:	25-FEB-04
RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	108,750.00	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	108,750.00
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	1,312.50	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	1,312.50	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	110,062.50
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	108,750.00
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	BEGINNING POOL	25,000,000.00	25	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00
UNSCHEDULED PRINCIPAL	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
DEFERRED INTEREST	0.00	PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	LIQUIDATIONS	0.00	0
TOTAL INTEREST DUE TRUST	110,062.50	PPIS DUE CERTIFICATE	0.00
REPURCHASES	0.00	0
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
ENDING POOL	25,000,000.00	25	PRINCIPAL	INTEREST
TRUSTEE FEE	(1,312.50)
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	(1,312.50)	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	108,750.00

22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.	PAGE 3 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

CORPORATE BOND TRACERS UNITS	STATEMENT DATE:	26-JAN-04
PAYMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST
PRIOR PAYMENT:	26-DEC-03
NEXT PAYMENT:	25-FEB-04
RECORD DATE:	23-JAN-04

ABN AMRO ACCT: 679330506
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

UNITS	30/360	30	5.220000000%	108,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	108,750.00	108,750.00	0.00	0.00	NA	NA
108,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	108,750.00	108,750.00	0.00	0.00
(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 10
22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CORPORATE BOND TRACERS UNITS				STATEMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST					PAYMENT DATE:	26-JAN-04
					PRIOR PAYMENT:	26-DEC-03
					NEXT PAYMENT:	25-FEB-04
					RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506
OTHER RELATED INFORMATION

UNDERLYING ISSUER AND UNDERLYING SECURITY		INTEREST RATE	PRINCIPAL AMOUNT UNDERLYING SECURITY	INTEREST PAYMENT DATES	PAYMENT TO THE TRUST

WAL-MART STORES, INC. 4.55% NOTES DUE 2013		4.550%	1,000,000.00	MAY 1 2004 / NOV 1 2004	0.00
BANK OF AMERICA CORPORATION 4.875% SENIOR NOTES DUE 2013		4.875%	1,000,000.00	JAN 15 2004 / JUL 15 2004	24,375.00
BANK ONE CORPORATION 5.25% SUBORDINATED NOTES DUE 2013		5.250%	1,000,000.00	JAN 30 2004 / JUL 30 2004	0.00
BB&T CORPORATION 4.75% SUBORDINATED NOTES DUE 2012		4.750%	1,000,000.00	APR 1 2004 / OCT 1 2004	0.00
BOEING CAPITAL CORPORATION 5.80% SENIOR NOTES DUE 2013		5.800%	1,000,000.00	JAN 15 2004 / JUL 15 2004	29,000.00
CAMPBELL SOUP COMPANY 5.00% NOTES DUES 2012		5.000%	1,000,000.00	JUN 3 2004 / DEC 3 2004	0.00
CITIGROUP INC. 5.625% SUBORDINATED NOTES DUES 2012		5.625%	1,000,000.00	FEB 27 2004 / AUG 27 2004	0.00
CONOCOPHILLIPS 4.75% NOTES DUE 2012		4.750%	1,000,000.00	APR 15 2004 / OCT 15 2004	0.00
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC. 5.625% DEBENTURES, SERIES 2002 A DUE 2012		5.625%	1,000,000.00	JAN 1 2004 / JUL 1 2004	28,125.00
CREDIT SUISSE FIRST BOSTON (USA), INC. 6.50% NOTES DUE JANUARY 15, 2012		6.500%	1,000,000.00	JAN 15 2004 / JUL 15 2004	32,500.00
DOMINION RESOURCES, INC. 2002 SERIES C 5.70% SENIOR NOTES DUE 2012		5.700%	1,000,000.00	MAR 17 2004 / SEP 17 2004	0.00
THE DOW CHEMICAL COMPANY 6% NOTES DUE 2012		6.000%	1,000,000.00	APR 1 2004 / OCT 1 2004	0.00
DUKE ENERGY CORPORATION 5.625% SENIOR NOTES DUE 2012		5.625%	1,000,000.00	MAY 30 2004 / NOV 30 2004	0.00
FORD MOTOR CREDIT COMPANY 7.250% GLOBLS DUE OCTOBER 25, 2011		7.250%	1,000,000.00	APR 25 2004 / OCT 25 2004	0.00
GENERAL ELECTRIC COMPANY 5% NOTES DUE 2013		5.000%	1,000,000.00	FEB 1 2004 / AUG 1 2004	0.00
GENERAL MOTORS ACCEPTANCE CORPORATION 6.875% NOTES DUE AUGUST 28, 2012		6.875%	1,000,000.00	FEB 28 2004 / AUG 28 2004	0.00
THE GOLDMAN SACHS GROUP, INC. 4.750% NOTES DUE 2013		4.750%	1,000,000.00	JAN 15 2004 / JUL 15 2004	23,750.00
JOHN DEERE CAPITAL CORPORATION 5.10% GLOBAL DEBENTURES DUE JANUARY 15, 2013		5.100%	1,000,000.00	JAN 15 2004 / JUL 15 2004	25,500.00
JOHNSON & JOHNSON 3.80% DEBENTURES DUE MAY 15, 2013		3.800%	1,000,000.00	MAY 15 2004 / NOV 15 2004	0.00
LIMITED BRANDS, INC. 6.125% NOTES DUE DECEMBER 1, 2012		6.125%	1,000,000.00	JUN 1 2004 / DEC 1 2004	0.00
MARSH AND MCLENNAN COMPANIES, INC. 4.850% SENIOR NOTES DUE 2013		4.850%	1,000,000.00	FEB 15 2004 / AUG 15 2004	0.00
MERCK & CO., INC. 4.375% NOTES DUE 2013		4.375%	1,000,000.00	FEB 15 2004 / AUG 15 2004	0.00
SBC COMMUNICATIONS INC. 5.875% GLOBAL NOTES DUE AUGUST 15, 2012		5.875%	1,000,000.00	FEB 15 2004 / AUG 15 2004	0.00
UNION OIL COMPANY OF CALIFORNIA 5.05% SENIOR NOTES DUE 2012		5.050%	1,000,000.00	APR 1 2004 / OCT 1 2004	0.00
VERIZON VIRGINIA INC. 4.625% DEBENTURES, SERIES A, DUE 2013		4.625%	1,000,000.00	MAR 15 2004 / SEP 15 2004	0.00

22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.					PAGE 5 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CORPORATE BOND TRACERS UNITS			STATEMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST			PAYMENT DATE:	26-JAN-04
			PRIOR PAYMENT:	26-DEC-03
			NEXT PAYMENT:	25-FEB-04
			RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506
OTHER RELATED INFORMATION

SWAP INFORMATION

SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

CBT SERIES 2003-1 UNITS TRUST	110,062.50	5.283%

22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.			PAGE 7 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
CORPORATE BOND TRACERS UNITS	STATEMENT DATE:	26-JAN-04
CBT SERIES 2003-1 UNITS TRUST	PAYMENT DATE:	26-JAN-04
	PRIOR PAYMENT:	26-DEC-03
	NEXT PAYMENT:	25-FEB-04
	RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506
OTHER RELATED INFORMATION

THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE EXCHANGE ACT. THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, CURRENTLY FILES REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. THOSE REPORTS AND OTHER INFORMATION CAN BE INSPECTED AND COPIED AT THE PUBLIC REFERENCE FACILITIES MAINTAINED BY THE SEC AT ROOM 1024, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT PRESCRIBED RATES. THE SEC ALSO MAINTAINS A WEBSITE ON THE INTERNET AT HTTP://WWW.SEC.GOV AT WHICH USERS CAN VIEW AND DOWNLOAD COPIES OF REPORTS, PROXY, INFORMATION STATEMENTS AND OTHER INFORMATION FILED ELECTRONICALLY. IN ADDITION, THOSE REPORTS AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE UNDERLYING SECURITY ISSUER BY MAKING A REQUEST TO THE UNDERLYING SECURITY ISSUER.

22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.	PAGE 8 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		CORPORATE BOND TRACERS UNITS						STATEMENT DATE:	26-JAN-04
		CBT SERIES 2003-1 UNITS TRUST						PAYMENT DATE:	26-JAN-04
								PRIOR PAYMENT:	26-DEC-03
								NEXT PAYMENT:	25-FEB-04
								RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506
RATING INFORMATION

				ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
	CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

	UNITS	12496DAA5	NR	A3	A-

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

	22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.							PAGE 9 OF 10

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	26-JAN-04
		CORPORATE BOND TRACERS UNITS	PAYMENT DATE:	26-JAN-04
		CBT SERIES 2003-1 UNITS TRUST	PRIOR PAYMENT:	26-DEC-03
			NEXT PAYMENT:	25-FEB-04
			RECORD DATE:	23-JAN-04
ABN AMRO ACCT: 679330506
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	22-JAN-2004 - 09:23 (N834) 2004 LASALLE BANK N.A.		PAGE 10 OF 10